                           REGISTRATION  RIGHTS  AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is made and entered into as of November 16, 1998, by and between Input/Output, Inc., a Delaware corporation ("I/O" or the "Company"), and The Laitram Corporation, a Louisiana corporation ("Stockholder"). I/O and Stockholder are each a "party" and together the "parties" to this Agreement.

                                       RECITALS

     Stockholder, I/O, I/O Marine, Inc., a Louisiana corporation and wholly-owned subsidiary of I/O ("I/O Marine"), and DigiCourse, Inc., a Louisiana corporation ("DigiCourse") and wholly-owned subsidiary of Stockholder have entered into an Agreement and Plan of Merger dated as of September 30, 1998 ("Merger Agreement"), pursuant to which I/O Marine has been merged with and into DigiCourse and 100% of the issued and outstanding capital stock of DigiCourse has been converted into shares of I/O's common stock, par value $0.01 per share (the "Common Stock").

     As a result of the consummation of the transactions contemplated by the Merger Agreement, the Stockholder owns 5,794,000 shares of Common Stock ("Shares").

     I/O wishes to grant the Stockholder certain registration rights in the Shares.

     NOW, THEREFORE, in consideration of the mutual promises and covenants that follow, the parties agree as follows:

1. CERTAIN DEFINITIONS. Terms used in this Agreement shall have the following meanings:

          "COMMISSION" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          "REGISTRABLE SECURITIES" means (i) the Shares and any and all shares of Common Stock issued or issuable at any time or from time to time in respect of which I/O has previously or may in the future grant in writing registration rights (collectively, the "Registrable Common"); and (ii) any Common Stock issued or issuable at any time or from time to time in respect of the Shares or the Registrable Common upon a stock split, stock dividend, recapitalization or other similar event involving I/O; PROVIDED, HOWEVER, that shares of Common Stock which are Registrable Securities shall cease to be Registrable Securities upon any sale pursuant to a Registration Statement, Section 4(1) of the Securities Act or

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     Rule 144 under the Securities Act, or any sale in any manner to a person or entity which, by virtue of Section 3.2 of this Agreement, is not entitled to the rights provided by this Agreement.

          The terms "REGISTER," "REGISTERED", and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering by the Commission of the effectiveness of such registration statement.

          "REGISTRATION EXPENSES" means all expenses, other than Selling Expenses (as defined below), incurred by I/O in complying with Section 2 of this Agreement, but excluding the compensation of regular employees of I/O which shall be paid in any event by I/O.

          "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations promulgated by the Commission, all as in effect at the time.

          "SELLING EXPENSES" means only the underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Stockholder and all fees and disbursements of counsel for the Stockholder.

          "STOCKHOLDER" means The Laitram Corporation and any transferee pursuant to the terms of Section 3.2.

          "UNDERWRITTEN PUBLIC OFFERING" means a public offering in which the Common Stock is offered and sold on a firm commitment basis through one or more underwriters, all pursuant to an underwriting agreement to which I/O and the underwriters, among others, are parties.

2.   REGISTRATION RIGHTS.

     2.1  PIGGYBACK REGISTRATION.

          (a) NOTICE OF REGISTRATION. If at any time during the term of this Agreement, I/O registers any of its Common Stock for its own account or for the account of any other stockholders relating to an Underwritten Public Offering, I/O shall:

               (i) promptly, but in any event at least twenty (20) days before I/O files a registration statement pursuant to an Underwritten Public

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          Offering, give to the Stockholder written notice; and

               (ii) subject to Section 2.9 hereof, include in such registration (and any related blue sky laws qualification) the Registrable Securities as the Stockholder requests in a writing delivered to I/O within (ten) 10 days after receipt of I/O's written notice delivered pursuant to Section 2.1(a)(i) above. I/O shall have no obligation to include in the registration any Registrable Securities of the Stockholder from whom a written request was not timely received. Notwithstanding the forgoing to the contrary, in the event that the Stockholder requests inclusion of Registrable Securities in an Underwritten Public Offering prepared by I/O for the account of another stockholder, I/O shall only have the obligation to include such Registerable Securities, if any, as I/O shall have the right (contractual or otherwise) to include in such Underwritten Public Offering.

           (b) RIGHT TO TERMINATE REGISTRATION. I/O shall have the right to terminate or withdraw any registration initiated by I/O under this Section
     2.1 prior to the effectiveness of the registration whether the Stockholder has elected to include its Registrable Securities in the registration; PROVIDED, HOWEVER, that in such event, I/O shall promptly pay all reasonable out-of-pocket costs and expenses of the Stockholder incurred in connection with the terminated registration.

     2.2 DEMAND REGISTRATIONS. At any time from and after the effective date of this Agreement and during the term of this Agreement, the Stockholder may make up to two written requests for registration under the Securities Act, pursuant to this Section 2.2 of all or part of its Registrable Securities (each a "Demand Registration"). Each such request will specify the number of shares of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. The Company shall not be required to effect more than two Demand Registrations pursuant to this Section 2.2, and each such Demand Registration shall not be made for less than one million (1,000,000) shares of Registrable Securities. If a registration has become effective but is withdrawn before completion of the offering contemplated thereby, then such registration shall not count as either of the Demand Registrations contemplated by this
Section 2.2.

          (a) UNDERWRITTEN PUBLIC OFFERING. If a Demand Registration is in the form of an underwritten offering, the Stockholder shall select the underwriter for such offering subject to the approval of the Company (which approval shall not be unreasonably withheld), and the Company shall enter into an underwriting agreement with such underwriter containing representations, warranties, indemnities and agreements then customarily included by an issuer in underwriting agreements with respect to secondary distributions. The Company shall not cause the registration under the Securities Act of any other shares of its Common Stock to become effective (other than registration of an employee stock plan, or registration in connection with any Rule 145 or similar transaction) during the effectiveness of a registration requested hereunder for an underwritten public offering if, in the judgment of the underwriter or underwriters, such registration would adversely affect the offering of the Registrable Securities subject to the Demand Registration.

          (b) INCLUSION OF ADDITIONAL SHARES. The Company may include in a registration pursuant to this Section 2.2 securities for its own account or for the account of other third parties (including officers and employees of the Company), in amounts as determined by the Company's Board of Directors ("Additional Shares") so long as the inclusion thereof does not in any way exclude or otherwise impair the rights of the Stockholder who has requested registration pursuant to Section 2.2 above to include in such registration all Registrable Securities so requested. Notwithstanding any other provision of this Agreement to the contrary, if the underwriter managing the offering determines that, because of marketing factors, all of the Registrable Securities and Additional Shares requested to be registered may not be included in the offering, then all or a portion of the Additional Shares shall be excluded to the extent so required by such limitation, prior to the exclusion, if any, of Registrable Securities of the Stockholder. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any person to the nearest 100 shares.

     2.3 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with registrations pursuant to (i) Section 2.1 piggyback registrations shall be borne by I/O, and (ii) Section 2.2 demand registrations shall be borne by the Stockholder. All Selling Expenses relating to securities registered on behalf of the Stockholder pursuant to Sections 2.1 and 2.2 shall be borne by the Stockholder.

     2.4 I/O'S OBLIGATIONS IN REGISTRATION. Whenever the Stockholder has requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its reasonable best efforts to effect the registration and the sale of such Registrable Securities under the Securities Act, as provided herein, and as expeditiously as possible:

     (a) prepare and file with the Commission as soon as practicable but in no event later than sixty (60) days after receipt of a request to file a registration statement with respect to Registrable Securities, a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of such issue of Registrable Securities in accordance with the intended method of distribution thereof, and use its best efforts to cause such registration statement to become effective as promptly as practicable thereafter; PROVIDED, that if the Company shall furnish to the Stockholders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith reasonable judgment of the Board of Directors it would be significantly disadvantageous to the Company and its stockholders for such a registration statement to be filed on or before the date filing would be required or to become effective, the Company shall have an additional period of not more than one-hundred fifty (150) days within which to file (or before which it requests the effectiveness of) such registration statement; and PROVIDED, FURTHER, that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will (i) furnish to counsel selected by each seller of Registrable Securities copies of all such documents proposed to be filed and (ii) notify each seller of Registrable Securities of any stop order issued or threatened by the Commission and take all actions required to prevent the entry of such stop order or to remove it if entered;

     (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective (and such prospectus current as required by the Securities Act) for a period of not less than 80 days or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

     (c) furnish to each seller of Registrable Securities to be included in a registration statement copies of such registration statement as filed and each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and each amendment and supplement thereto and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

     (d) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; PROVIDED, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 2.4(d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction, but the Company will be required to consent to service of process in actions arising out of or in connection with the sale of the Registrable Securities or any violation of state securities laws;

     (e) use its reasonable best efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by any other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

     (f) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are required in order to expedite or facilitate the disposition of such Registrable Securities; and

     (g) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed, provided that the applicable listing requirements are satisfied.

     The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding matters relating to such seller's Registrable Securities as are customary and as the Company may from time to time reasonably request in writing.

     In addition, the management of I/O will, without unduly interfering with the business and operations of I/O, cooperate to a commercially reasonable degree in connection with any Stockholder request that Registrable Securities be registered pursuant to this Agreement, including customary "road show" presentations.

     2.5  INDEMNIFICATION.

           (a) To the extent permitted by law, I/O will indemnify and hold harmless Stockholder, each of its directors and officers and each person who controls Stockholder within the meaning of Section 15 of the Securities Act, with respect to registration, qualification or compliance which has been effected pursuant to this Agreement, against all expenses, claims, losses, actions, damages or liabilities to the extent to which each such person is subject, including any of the foregoing incurred in settlement of any litigation, commenced or threatened, to the extent such expenses, claims, losses, damages or liabilities (or proceedings in respect thereof) arise out of or are based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or arise out of or are based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by I/O of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to I/O in connection with any such registration, qualification or compliance, and I/O will reimburse the indemnified persons, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, PROVIDED, HOWEVER, that the indemnity contained herein shall not apply to amounts paid in settlement of any claim, loss, damage, liability or expense if settlement is effected without the consent of I/O (which consent shall not unreasonably be withheld); PROVIDED, FURTHER, that I/O will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with information furnished to I/O expressly for inclusion in such registration by the Stockholder. Notwithstanding the foregoing, insofar as the foregoing indemnity relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the final prospectus filed with the Commission pursuant to the applicable rules of the Commission or in any supplement or addendum thereto, the indemnity agreement herein shall not inure to the benefit of Stockholder if a copy of the final prospectus filed pursuant to such rules, together with all supplements and addenda thereto, was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act.

           (b) To the extent permitted by law, the Stockholder will, if securities held by the Stockholder are included in the securities as to which the registration, qualification or compliance is being effected pursuant to the terms of this Agreement, indemnify and hold harmless I/O, each of its directors and officers, each person who controls I/O within the meaning of Section 15 of the Securities Act, and each other person selling I/O's securities covered by such registration statement, each of such person's officers and directors and each person controlling such persons within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) to the extent to which such person or entity is subject, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or arising out of or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Stockholder of any rule or regulation promulgated under the Securities Act applicable to the Stockholder and relating to action or inaction required of the Stockholder in connection with any such registration, qualification or compliance, and will reimburse I/O, such other persons, such directors, officers, persons or control persons for any legal or other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement
     (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with information furnished to I/O by the Stockholder expressly for inclusion in such registration; PROVIDED, HOWEVER, that the indemnity contained herein shall not apply to amounts paid in settlement of any claim, loss, damage, liability or expense if settlement is effected without the consent of the Stockholder (which consent shall not be unreasonably withheld). Notwithstanding the foregoing, the liability of the Stockholder under this subsection (b) shall be limited in an amount equal to the net proceeds from the sale of the Shares sold by the Stockholder, unless such liability arises out of or is based on intentional misconduct or an intentional omission by the Stockholder, in which case such limitation shall not apply.

          (c) Each party entitled to indemnification under this Section 2.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any action or proceeding commenced against, or written demand made on any such party in respect of which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the

     Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or as to which the Indemnifying Party is asserting separate or different defenses, which defenses are inconsistent with the defenses of the Indemnified Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnified Party shall consent to entry of any judgment or enter into any settlement without the consent of each Indemnifying Party.

          (d) If the indemnification provided for in this Section 2.5 is unavailable to an Indemnified Party in respect of any otherwise indemnified losses, claims, damages or liabilities, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of I/O on the one hand and the Stockholder on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of I/O on the one hand and the Stockholder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission or alleged omission to state a material fact relates to information supplied by I/O or by the Stockholder and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. I/O and the Stockholder agree that it would not be just and equitable if contribution pursuant to this Section 2.5(d) were based solely upon the number of entities from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 2.5(d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to above in this
     Section 2.5(d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim, subject to the provisions of Section 2.5(c) hereof. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
     Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act).


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     2.6  CERTAIN INFORMATION.  The Stockholder agrees, with respect to any
Registrable Securities included in any registration, to furnish to I/O that information regarding the Stockholder, the Registrable Securities and the distribution proposed by the Stockholder as I/O may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance.

     2.7 "LOCK-UP" AGREEMENT. With respect to any registration under Section 2.1, the Stockholder, if requested by I/O and/or the managing underwriter of Common Stock or other securities of I/O, shall agree not to sell or otherwise transfer or dispose of any Registrable Securities or other securities of I/O held by the Stockholder within 14 days prior to, and for a specified period of time (not to exceed 120 days) following, the effective date of a registration statement. Such agreement shall be in writing in a form reasonably satisfactory to the Stockholder, I/O and such underwriter. I/O may impose stop transfer instructions with respect to the Registrable Securities or other securities subject to the foregoing restriction until the end of the lock-up period.

     2.8 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities ("Restricted Securities" is defined for purposes of this Agreement as defined in Rule 144 under the Securities Act) to the public without registration, I/O agrees, during the term of this Agreement, to use its best lawful efforts to:

          (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times during which I/O is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

          (b) File with the Commission in a timely manner all reports and other documents required of I/O under the Securities Act and the Exchange Act (at all times during which I/O is subject to such reporting requirements); and

          (c) So long as the Stockholder owns any Restricted Securities, to furnish to the Stockholder upon request a written statement by I/O as to its compliance with the reporting requirements of Rule 144 and with regard to the Securities Exchange Act of 1934 (at all times during which I/O is subject to such reporting requirements), a copy of the most recent annual or quarterly report of I/O, and such other reports and documents of I/O and other information in the possession of or reasonably obtainable by I/O as the Stockholder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Stockholder to sell securities without registration.

     2.9 UNDERWRITING. The right of the Stockholder to registration under this Agreement under Section 2.1 shall be conditioned upon the Stockholder's participation in the underwriting. The inclusion of Stockholder's Registrable Securities in the underwriting may be limited. The Stockholder shall (together with I/O and the other holders distributing their securities through the underwriting) enter into an underwriting agreement in customary form with the managing underwriter(s) selected for the underwriting by I/O. If the managing underwriter(s) determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter(s) may limit some or all of the Registrable Securities that may be included in the registration and underwriting as follows: the number of Registrable Securities that may be included in the registration and underwriting by the Stockholder shall be determined by multiplying the number of shares of Registrable Securities of all selling stockholders of I/O which the managing underwriter(s) is willing to include in the registration and underwriting, times a fraction, the numerator of which is the number of Registrable Securities requested to be included in the registration and underwriting by the Stockholder, and the denominator of which is the total number of Registrable Securities which all selling stockholders of I/O have requested to have included in the registration and underwriting. I/O may round the number of shares allocable to any such person to the nearest 100 shares.

3.   MISCELLANEOUS.

     3.1 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE INTERNAL LAWS OF THE STATE OF DELAWARE.

     3.2 NO TRANSFER; TERMINATION. These registration rights are not transferable, except by operation of law, and shall not inure to the benefit of any person other than the Stockholder; PROVIDED, HOWEVER, that the Stockholder may transfer the registration rights granted hereunder or any portion thereof to any transferee who (i) holds 1,000,000 or more Registerable Securities after giving effect to such transaction and (ii) agrees to be bound by the terms and conditions of this Agreement and signs an addendum to this agreement to such effect. After such a transfer, both the Stockholder and each such transferee shall be entitled to the notice provided in Section 2.1 and the piggyback rights provided in Section 2, including piggyback rights upon the registration of Registrable Securities as a result of a Demand Registration pursuant to Section
2.2. The rights and provisions of this Agreement shall terminate on the earliest to occur of (i) such time as the Stockholder remains an "affiliate" of the Company under Rule 144 and can sell its remaining Registrable Securities under Rule 144 within any three (3) month period or (ii) such time as the Stockholder ceases to be an "affiliate" of the Company under Rule 144 and all of its Registrable Securities may be sold pursuant to

Rule 144(k) under the Securities Act.

     3.3 ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the Agreement's subject matter. Any provision of this Agreement may be amended, waived, discharged or terminated only upon the written consent of I/O and Stockholder.

     3.4  NOTICES.   All notices or other communications which are required or
may be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person, transmitted by telecopier and confirmed, or mailed by registered or certified first class mail, postage prepaid, return receipt requested to the parties hereto at the address set forth below (as the same may be changed from time to time by notice similarly given) or the last known business or residence address of such other person as may be designated by either party hereto in writing.

          If to the Stockholder:

          The Laitram Corporation
          220 Laitram Lane
          Harahan, La. 70123
          Attention: General Counsel

          If to I/O:

          Input/Output, Inc.
          11104 West Airport Blvd., Suite 200
          Stafford, Texas 77477
          Attention: General Counsel

     3.5 DELAYS OR OMISSIONS. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.


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

     3.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

     3.7 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

     3.8 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

     3.9 NO THIRD PARTY RIGHTS. Except as otherwise provided in Sections 2.5 and 3.2, this Agreement shall not create benefits on behalf of any Person who is not a party to this Agreement, and this Agreement shall be effective only as between the parties hereto, their successors and permitted assigns.

     IN WITNESS WHEREOF, the undersigned or each of their respective duly authorized officers or representatives have executed this agreement effective upon the date first set forth above.


                                       INPUT/OUTPUT, INC.


                                       By: /s/ ZEKE ZERINGUE
                                           ------------------------------------
                                               Zeke Zeringue, Chairman


                                       THE LAITRAM CORPORATION


                                       By: /s/ JAMES M. LAPEYRE, JR.
                                           ------------------------------------
                                               James M. Lapeyre, Jr., Chairman








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